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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
 October 31, 2003

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466 (Commission File Number)	13-3216325 (IRS Employer Identification No.)
745 Seventh Avenue New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code:
 (212) 526-7000

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

        The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as exhibits thereto and are filed as part of this Report.

4.01	Fifth Supplemental Indenture, dated as of October 31, 2003, between Lehman Brothers Holdings Inc. (the "Corporation") and JPMorgan Chase Bank, as trustee.
4.02	6.375% Subordinated Deferrable Interest Debenture due October 2052.
4.03
Amended and Restated Declaration of Trust, dated as of October 31, 2003, among the Corporation, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Regular Trustees named therein.
4.04	Certificate Evidencing the 6.375% Preferred Securities, Series L of Lehman Brothers Holdings Capital Trust IV.
4.05	Guarantee Agreement, dated as of October 31, 2003, between the Corporation and JPMorgan Chase Bank, as trustee.
8.01	Opinion and consent of Simpson Thacher & Bartlett LLP regarding certain tax matters.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC. (Registrant)
By:	/s/ BARRETT S. DIPAOLO Barrett S. DiPaolo Vice President

Date: October 31, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit
4.01	Fifth Supplemental Indenture, dated as of October 31, 2003, between Lehman Brothers Holdings Inc. (the "Corporation") and JPMorgan Chase Bank, as trustee.
4.02	6.375% Subordinated Deferrable Interest Debenture due October 2052.
4.03
Amended and Restated Declaration of Trust, dated as of October 31, 2003, among the Corporation, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Regular Trustees named therein.
4.04	Certificates Evidencing the 6.375% Preferred Securities, Series L of Lehman Brothers Holdings Capital Trust IV.
4.05	Guarantee Agreement, dated as of October 31, 2003, between the Corporation and JPMorgan Chase Bank, as trustee.
8.01	Opinion and consent of Simpson Thacher & Bartlett LLP regarding certain tax matters.

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  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX